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                                                                 EXHIBIT 10(iv)

             SECOND AMENDMENT TO WORKING CAPITAL CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO WORKING CAPITAL CREDIT AGREEMENT (this "Amendment") is effective as of the 20th day of July, 1995, among NATIONAL DATA CORPORATION, a Delaware corporation (the "Borrower"), the banks (the "Banks") party to the Credit Agreement referred to below, and WACHOVIA BANK OF GEORGIA, N.A., a national banking association, acting in its capacity as agent for itself and for the other Banks (in such capacity, the "Agent").

                                 WITNESSETH:

         WHEREAS, the Borrower, the Banks and the Agent executed and delivered that certain Working Capital Credit Agreement, dated as of the 29th day of July, 1994 (as amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Banks and the Agent have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Banks and the Agent hereby covenant and agree as follows:

         1. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Termination Date" in its entirety and substituting the following in lieu thereof:

                 "Termination Date" means August 2, 1996, or such later date as may be agreed upon by the Banks and the Agent.

         2. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

         3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         4. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have caused this Amendment to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.


                            NATIONAL DATA CORPORATION                     (SEAL)


                            By:  /s/
                                 ----------------------------------------------
                                  Title:



                            WACHOVIA BANK OF GEORGIA, N.A.,               (SEAL)
                            in its capacity as a Bank and as the Agent


                            By:   /s/
                                  ---------------------------------------------
                                  Title:


                            THE FIRST NATIONAL BANK OF CHICAGO            (SEAL)


                            By:   /s/
                                  ---------------------------------------------
                                  Title:

                  ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

         Each of the undersigned hereby (i) acknowledges receipt of the foregoing Second Amendment, (ii) consists thereto, (iii) agrees to be bound thereby, and (iv) restates and affirms its respective obligations under its respective Subsidiary Guaranty executed and delivered in favor of the Agent (for the ratable benefit of the Banks) without defense, counterclaim or set-off.


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
NATIONAL BILLING SYSTEMS, INC.,                                   TECHNOLOGY SALES AND LEASING CO., INC.
a Georgia corporation                                             a Georgia corporation


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


NDC ADVANCED NETWORK SERVICES, INC.,                              NATIONAL DATA REALTY, INC.,
a Georgia corporation                                             a Georgia corporation


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


NDC FEDERAL SYSTEMS, INC.,                                        NATIONAL DATA CORPORATION OF CANADA, LTD.,
a Delaware corporation                                            a limited liability company organized pursuant to the
                                                                  laws of Ontario


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


NDC INTERNATIONAL, LTD.,                                          MODULAR DATA, INC.,
a Georgia corporation                                             a Delaware corporation


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


NATIONAL DATA PAYMENT SYSTEMS, INC.,                              1100342 ONTARIO INC.,
a New York corporation                                            a corporation organized and existing under the laws of
                                                                  Ontario, Canada


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


CONNECTION TECHNOLOGIES, INC.,
a Georgia corporation


By:
    ---------------------------------------------------
         Title:

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
NATIONCALL, INC.,                                                 NO. 86 SAILVIEW VENTURES, LTD.
a Georgia corporation                                             a corporation organized and existing under the laws of
                                                                  British Columbia, Canada


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


COMMUNICATION RESPONSE SERVICE, INC.                              GEMINI PACIFIC HOLDINGS, LTD.,
a Nevada corporation                                              a corporation organized and existing under the laws of
                                                                  British Columbia, Canada


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


ZADALL SYSTEMS GROUP, INC.                                        LEARNED-MAHN, INC.,
a Texas corporation                                               an Idaho corporation


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:


ZADALL SYSTEMS GROUP, INC.                                        MERCANTILE SYSTEMS, INC.,
a corporation organized and existing under the laws of            an Illinois corporation
British Columbia, Canada


By:                                                               By:
    ---------------------------------------------------               ------------------------------------------------------
         Title:                                                           Title:

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